DEFERRED COMPENSATION AGREEMENT


     THIS AGREEMENT is made and entered into as of this 31st day of December, 1994 by and between Helen B. Wasserman (hereinafter called "Director") and THE SOUTHERN CONNECTICUT GAS COMPANY
(hereinafter called "the Company").

     1. The Company shall accrue on December 31 of each year during which Director serves as a member on the Company's Board of Directors $7,000.00 of the fees payable to the Director by the Company for attendance at Board of Director and Committee meetings during each such year, and shall credit such amount to a special account on its books (hereinafter referred to as the "Deferral Account"). In addition, the Company shall accrue as interest on December 31 of each year an amount equal to 8% of the total balance in Director's name in this Deferral Account at the end of the preceding year, and this amount shall also be credited to this Deferral Account.

     2. The aggregate amount of deferred compensation, together with interest accrued thereon, credited to Director's Deferral Account shall be paid in a lump sum, or if Director elects, in installments at such times and in such amounts as are set forth in Schedule A attached hereto. Such election must be made by written notice and delivered to the Secretary of the Company. Any change in such election may be made by giving written notice delivered to the Secretary of the Company and shall apply only to income covered by this Agreement which is earned after the date such notice has been delivered to the Secretary. The first installment (or the lump sum) shall be paid promptly on the first day of the first month of the calendar year following the year in which Director ceases to be a Director, and subsequent installments, if any, shall be paid promptly at such times and in such amounts as are set forth in Schedule A attached hereto until the entire amount credited to Director's Deferral Account shall have been paid.

     3. If Director should die before amounts credited to Director's Deferral Account have been distributed, the payment of amounts in Director's Deferral Account shall be made to the Director's designated Beneficiary at such times and in such amounts as provided in Schedule B attached hereto. If Director does not designate a Beneficiary in Schedule B attached hereto, or in the event that the Beneficiary designated by Director shall have predeceased the Director, the balance in Director's Deferral Account shall be paid promptly to Director's estate.

     4. Director may at any time terminate an election to defer payment of compensation by written notice delivered to the Secretary of the Company. Such termination shall become effective as of the end of the calendar year in which notice of termination is given with respect to compensation payable for services as a Director during a subsequent calendar year or years. Amounts credited to Director's Deferral Account prior to the effective date of termination shall not be affected thereby and shall be paid in accordance with Paragraphs 2 and 3 above. Termination of the election to defer payments for any particular year or years shall not preclude Director from again electing to defer payments with respect to any calendar year subsequent to the year in which such election to defer is made.

     5. The amounts credited to Director in the Deferral Account shall not be held by the Company in a trust, escrow or similar fiduciary capacity, and neither Director nor any legal representative of Director shall have any ownership rights to or a security interest in the amount. Any claim pursuant to the terms of this Agreement shall be treated as a claim by a general unsecured creditor of the Company.

     6. This Agreement shall apply to all fees subject to this Agreement which are earned subsequent to the date of this Agreement.

     The parties to this Agreement indicate their acceptance of its terms by signing in the signature spaces provided below.


                              /s/ Helen B. Wasserman
                              ------------------------------------
                              Director

                              THE SOUTHERN CONNECTICUT GAS COMPANY


                              By  /s/ Vincent L. Ammann, Jr.
                                  --------------------------------


                           SCHEDULE A


     I hereby elect, pursuant to Paragraph 2 of the Deferred Compensation Agreement, to receive payments from my Deferral Account in 5 yearly equal installments, commencing on the first day of the first month of the calendar year following the year in which I attain the age of 70-1/2 years and cease to be a Director and continuing until the entire amount credited by my Deferral Account shall have been paid.


                                   /s/ Helen B. Wasserman
                                   ------------------------------------
                                   Director


                                   October 25, 1994
                                   ------------------------------------
                                   Date


                                SCHEDULE B


     I hereby designate, pursuant to Paragraph 3 of the Deferred
Compensation Agreement, Edward Wasserman as Beneficiary entitled to receive the amounts credited to my Deferral Accounts.

     Such amounts shall be paid on the first day of the first month of the calendar year following the year of my death and continuing until the entire amount credited to my Deferral Account shall have been paid.


                                   /s/ Helen B. Wasserman
                                   ------------------------------------
                                   Director


                                   October 25, 1994
                                   ------------------------------------
                                   Date